SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              PAWNBROKER.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     (5)  Total fee paid:
          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     (3)  Filing Party:
          ----------------------------------------------------------------------

     (4)  Date Filed:
          ----------------------------------------------------------------------

                              PAWNBROKER.COM, INC.
                              85 KEYSTONE, SUITE F
                               RENO, NEVADA 89503

                                 April 13, 2000

Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Pawnbroker.com, Inc. to be held on Wednesday, May 3, 2000 at 11:00 a.m. at the principal Nevada offices of Pawnbroker.com, 85 Keystone, Suite F, Reno, Nevada 89503.

     In addition to the items set forth in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

     We sincerely hope you will be able to attend our Special Meeting. However, whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Pawnbroker.com, Inc.

                              Very truly yours,


                              /s/ Neil McElwee
                              ----------------------------------------------
                              Neil McElwee
                              Chief Executive Officer and Chairman of the Board

                              PAWNBROKER.COM, INC.
                              85 KEYSTONE, SUITE F
                               RENO, NEVADA 89503

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 3, 2000
                             (11:00 a.m. local time)


To the Shareholders of Pawnbroker.com, Inc.

     Notice is hereby given that the special meeting of shareholders ("Special meeting") of Pawnbroker.com, Inc. ("Pawnbroker.com" or the "Company") will be held at the principal Nevada offices of Pawnbroker.com, 85 Keystone, Suite F, Reno, Nevada 89503 on Wednesday, May 3, 2000 beginning at 11:00 a.m. local time, for the following purposes:

     (1) To approve a proposal to increase the number of shares authorized to be issued by the Company to 100,000,000 shares of common stock and 50,000,000 shares of preferred stock.

     (2) To approve a proposal to an amendment to the Pawnbroker.com 1999 Stock Option Plan to increase the number of shares authorized to be issued by the Company under to 8,000,000 shares of common stock.

     (3) To amend and restate the Company's bylaws to, among other things, (i) reduce the quorum requirement for meetings of shareholders to one-third of shares entitled to vote at such meeting; (ii) create a staggered board of directors consisting of three classes of directors, each class to be elected for a term of three years after an initial period; and (iii) to effect a change in the Company's fiscal year to December 31, effective December 31, 2000.

     (4) To consider and act upon any other matters as may properly come before the Special meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 30, 2000, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed envelope. Your proxy may be revoked at any time prior to the Special meeting. If you later desire to revoke your proxy, you may do so at any time before it is exercised. If you attend the Special Meeting, you shall, of course, have the right to vote in person.

April 13, 2000                BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Neil McElwee
                              --------------------------------------------------
                              Neil McElwee
                              Chief Executive Officer and Chairman of the Board


THE PROXY  STATEMENT  WHICH  ACCOMPANIES  THIS  NOTICE  OF  SPECIAL  MEETING  OF
SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                              PAWNBROKER.COM, INC.
                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 3, 2000

GENERAL INFORMATION

     Your proxy, using the enclosed form, is solicited by the Board of Directors of Pawnbroker.com, Inc. ("Pawnbroker.com" or the "Company") for the Special meeting of Shareholders ("Special meeting") to be held at 11:00 a.m. (Pacific time) on Wednesday, May 3, 2000, at the principal Nevada offices of Pawnbroker.com, 85 Keystone, Suite F, Reno, Nevada 89503, and at any adjournment thereof. Management anticipates that the mailing to shareholders of this proxy statement and enclosed proxy will occur on or about April 13, 2000.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Special meeting are summarized in the accompanying Notice of Special meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS

     The Company's common stock is the only type of security entitled to vote at the Special meeting. Only shareholders of record at the close of business on March 30, 2000 ("Record Date") are entitled to receive notice of the Special meeting and to vote the shares they hold at the Special meeting or at any adjournment or postponement. As of the Record Date, there were 17,814,750 shares of common stock outstanding, each share being entitled to one vote on each matter to be voted upon. There is no cumulative voting.

     The presence at the meeting, either in person or by proxy, of the holders of at least 50.01% of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the transaction of business at the Special meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Special meeting. The affirmative vote by holders of a majority of the shares present and entitled to vote will be required to approve a proposal to (i) authorize the Company to issue up to 100,000,000 shares of common stock and 50,000,000 shares of preferred stock; (ii) to amend the Company's 1999 Stock Option Plan to increase the number of shares issuable under the plan to 8,000,000 shares of common stock; (iii) to amend and restate the Company's bylaws and (iv) to approve additional proposals which may be presented at the Special meeting.

     Whether or not you are able to attend the meeting in person, you are urged to complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by the

Company's Board of Directors and when properly completed, will be voted at the Special meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for, against, or in abstention, will be voted FOR proposals contained in this Proxy Statement. With respect to any other matters that may come properly before the Special meeting, the proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders.

     Your proxy may be revoked or changed at any time prior to the Special meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Special meeting. If you decide to attend the Special meeting and wish to change your proxy vote, you may do so by voting in person. Expenses in connection with the solicitation of proxies will be paid by Pawnbroker.com. Proxies are being solicited primarily by mail, although employees of Pawnbroker.com (including officers) who will receive no extra compensation for their services may solicit proxies by telephone, telegraph, facsimile transmission or in person. The Company has not retained a proxy solicitor in connection with the Special meeting.

     A copy of the proposed Amended and Restated 1999 Stock Option Plan of the Company and the proposed Amended and Restated Bylaws of the Company are being furnished to each shareholder with this Proxy Statement.

                                 PROPOSAL NO. 1

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 150,000,000 SHARES OF CAPITAL STOCK, CONSISTING OF 100,000,000 SHARES OF COMMON STOCK AND 50,000,000 SHARES PREFERRED STOCK

     On December 23, 1999, Pawnbroker.com's Board of Directors approved an amendment to the Company's Certificate of Incorporation, as amended, that would authorize the Company to issue, from time to time, as determined by the Board of Directors, up to 100,000,000 shares of common stock ("Common Shares") and 50,000,000 shares of preferred stock ("Preferred Shares"), each with a $.001 par value per share.

     The Company is currently authorized to issue up to 70,000,000 shares of common stock, and the proposed amendment to the Company's Certificate of Incorporation will increase the number of shares authorized to be issued by the Corporation to 100,000,000 shares of common stock. As of March 30, 2000, the Company had 17,814,750 shares of common stock issued and outstanding. If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules), to authorize the issuance of up to an additional 82,185,250 Common Shares.

     The Company is currently authorized to issue up to 30,000,000 shares of preferred stock, and the proposed amendment to the Company's Certificate of Incorporation will increase the number of shares authorized to be issued by the Corporation to 50,000,000 shares of preferred stock ("Preferred Shares"). As of the Proxy Statement, the Company had not issued any shares of preferred stock. If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules), to authorize the issuance of the Preferred Shares and to fix by resolution the designations, preferences, limitations, restrictions and relative rights of each such series or class. Each series or class of Preferred Shares could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company's Common Shares.

     The Preferred Shares will provide authorized and unissued shares of preferred stock, which may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions presently under review by the Board of Directors which contemplate the issuance of Preferred Shares, though as part of the Company's efforts to raise capital, it may issue one or more series in the future.

     It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Shares until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on Common Shares, to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Shares; (c) dilution of the voting power of the Common Shares to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Shares at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Shares; and (e) the holders of

Common Shares not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

     Although the Board of Directors would authorize the issuance of Preferred Shares based on its judgment as to the best interests of the Company and its shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Shares. In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover. In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit the shareholders participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders, and could enhance the ability of officers and directors to retain their positions.

     If the amendment is authorized, Article Number Four of the Company's Articles of Incorporation, as amended, will be amended to read as follows:

     FOURTH:

          (a) Authorized Capital Stock. The total number of shares of capital stock which the Corporation is authorized to issue shall be 150,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share ("Common Stock"), and 50,000,000 shares of preferred stock, par value $0.0001 per share ("Preferred Stock").

          (b) Common Stock. All shares of Common Stock shall be voting shares and shall be entitled to one vote per share. Holders of Common Stock shall not be entitled to cumulate their votes in the election of directors and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation. Subject to any preferential rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive their pro rata shares, based upon the number of shares of Common Stock held by them, of such dividends or other distributions as may be declared by the board of directors from time to time and of any distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary.

          (c) Preferred Stock. The board of directors of the Corporation is hereby authorized to provide, by resolution or resolutions adopted by such board, for the issuance of Preferred Stock from time to time in one or more classes and/or series, to establish the number of shares of each such class or series, and to fix the powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the shares of each such class or series, all to the full extent permitted by the Delaware General Corporation Law, Sections 102(a)(4) and 151, or any successor provisions. Without limiting the generality of the foregoing, the board of directors is authorized to provide that shares of a class or series of Preferred Stock:

               (1) are entitled to cumulative, partially cumulative or noncumulative dividends or other distributions in payable in cash, capital stock or indebtedness of the Corporation or other property, at such times and in such amounts as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

               (2) are entitled to a preference with respect to payment of dividends over one or more other classes and/or series of capital stock of the Corporation;

               (3) are entitled to a preference with respect to any distribution of assets of the Corporation upon its liquidation, dissolution or winding up over one or more other classes and/or series of capital stock of the Corporation in such amount as is set forth in the board resolutions establishing such class or series or as is determined in a manner specified in such resolutions;

               (4) are redeemable or exchangeable at the option of the Corporation and/or on a mandatory basis for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

               (5) are entitled to the benefits of such sinking fund, if any, as is required to be established by the Corporation for the redemption and/or purchase of such shares by the board resolutions establishing such class or series;

               (6) are convertible at the option of the holders thereof into shares of any other class or series of capital stock of the Corporation, at such times or upon the occurrence of such events, and upon such terms, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

               (7) are exchangeable at the option of the holders thereof for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

               (8) are entitled to such voting rights, if any, as are specified in the board resolutions establishing such class or series (including, without limiting the generality of the foregoing, the right to elect one or more directors voting alone as a single class or series or together with one or more other classes and/or series of Preferred Stock, if so specified by such board resolutions) at all times or upon the occurrence of specified events; and

               (9) are subject to restrictions on the issuance of additional shares of Preferred Stock of such class or series or of any other class or series, or on the reissuance of shares of Preferred Stock of such class or series or of any other class or series, or on increases or decreases in the number of authorized shares of Preferred Stock of such class or series or of any other class or series.

Without limiting the generality of the foregoing authorizations, any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of a class or series of Preferred Stock may be made dependent upon facts ascertainable outside the board resolutions establishing such class or series, all to the full extent permitted the Delaware General Corporation Law. Unless otherwise specified in the board resolutions establishing a class or series of Preferred Stock, holders of a class or series of Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

     The affirmative vote by holders of a majority of the shares of Common Stock present and entitled to vote at the meeting is required to approve the proposed amendment. If the amendment is not approved by the shareholders, the Company's Articles of Incorporation, as amended, which authorize the issuance of 100,000,000 Common Shares and 50,000,000 Preferred Shares, will continue in effect. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                 PROPOSAL NO. 2

AMENDMENT TO THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN TO 8,000,000 SHARES

     The following is only a summary of the Company's 1999 Stock Option Plan, with the amendments proposed by the Board of Directors, and is qualified in its entirety by the form of the plan attached to this Proxy Statement as Exhibit A.

     On December 23, 1999, Pawnbroker.com's Board of Directors approved an amendment to the Company's 1999 Stock Option Plan (the "Option Plan"), that would authorize the Company to grant, from time to time, as determined by the Plan Administrator (which currently is the Board of Directors), options exercisable to acquire up to 8,000,000 shares of common stock under the Option Plan. The Company is currently authorized to grant options exercisable to acquire up to 2,000,000 shares of common stock under the Option Plan, and as of the Proxy Statement, the Company has granted options exercisable to acquire up to 2,000,000 shares of common stock under the Option Plan. Under the proposed amendment to the Option Plan, the Company would be authorized to grant options exercisable to acquire an additional 6,000,000 shares of common stock under the Option Plan.

     The Option Plan is intended to help attract and retain key Company employees and such other persons as the Plan Administrator may select and to give such persons an equity incentive to achieve the objectives of the Company's shareholders. The Board of Directors determined that it was in the best interest of the Company and its shareholders to increase the number of shares that are issuable under the Option Plan to achieve the Company's objectives. Below is a summary describing the Option Plan and certain material provisions of the Option Plan.

     Incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. Non-qualified stock options may be granted to employees and to such other persons as the Plan Administrator may select. The Plan Administrator fixes the exercise price for options in the exercise of its sole discretion, subject to certain minimum exercise prices in the case of Incentive Stock Options. The exercise price may be paid in cash, certified check or cashier's check or, with the approval of the Plan Administrator, by other means, including withholding of option shares or delivery of previously held shares. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option. If no vesting schedule is specified, options vest in full over the course of five (5) years from the date of grant. Vesting of options may be accelerated at the sole discretion of the Plan Administrator.

     Options are non-transferable except by will or the laws of descent and distribution. With certain exceptions, vested but unexercised options terminate upon the earlier of: (i) the expiration of the option term specified by the Plan Administrator at the date of grant (generally ten years; or, with respect to Incentive Stock options granted to greater-than ten percent shareholders, a maximum of five years); or (ii) the expiration of ninety (90) days from the date of an employee optionee's termination of employment with the Company or any related corporation for any reason whatsoever. Unless accelerated in accordance with the Plan, unvested options terminate immediately upon termination of employment of the optionee by the Company for any reason whatsoever, including death or disability.

     The Company may require, as a condition of the issuance of any common stock upon exercise of an option, that the recipient agree to be bound by the terms of an agreement, which may restrict the disposition of Common Stock.

     The affirmative vote by holders of a majority of the shares of common stock present and entitled to vote at the meeting is required to approve the proposed amendment. If the amendment is not approved by the shareholders, the Company's 1999 Stock Option Plan, which authorize the issuance of 2,000,000 Common Shares will continue in effect. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                 PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF THE COMPANY'S BYLAWS TO CHANGE THE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS TO ONE-THIRD, TO CREATE A STAGGERED BOARD OF DIRECTORS CONSISTING OF THREE CLASSES AND TO CHANGE THE FISCAL YEAR END TO DECEMBER 31, EFFECTIVE DECEMBER 31, 2000.

     The following is only a summary of the proposed changes to the Company's current Bylaws. This summary is qualified in its entirety by the form of the Amended and Restated Bylaws of the Company, with the amendments proposed by the Board of Directors, attached to this Proxy Statement as Exhibit B.

     On December 23, 1999, Pawnbroker.com's Board of Directors approved an amendment to the Company's Bylaws that would, among other things, (i) reduce the quorum requirement for meetings of shareholders to one-third of the shares entitled to vote at such meeting; (ii) create a staggered board of directors consisting of three classes of directors, each class to be elected for a term of three years after an initial period; and (iii) to effect a change in the Company's fiscal year to December 31, effective December 31, 2000. Below is a summary of the material changes to the Company's current Bylaws:

1.   Reduction  of  Quorum  Required  for  Shareholder  Meetings.   The  current
     provisions of Company's Bylaws related to the quorum requirement for shareholder meetings provides as follows:

          The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of the stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of quorum.

     The proposed amendment to the Company's Bylaws provides as follows:

          Any number of stockholders, together holding at least one-third of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.

     If adopted, the Amended and Restated Bylaws would reduce the quorum requirement for meetings of the shareholders of the Company from a majority of the shares entitled to vote to one-third of the shares entitled to vote at the meeting.

2. Staggered Board of Directors. The Company's current Bylaws related to the board of directors provides that (i) the number of directors constituting the whole board shall be one and that the number of directors may be fixed from time to time by an action of the shareholders or the board of directors, or if not fixed, the number shall be seven; (ii) the directors of the Company who are elected at an annual meeting of the shareholders, or who are elected in the interim to fill vacancies and newly created directorships shall hold office until their successors are elected and qualified or until their earlier resignation or removal; and (iii) vacancies and newly created directorships may be filled by a majority of the remaining directors or by a majority of the shareholders, constituting a quorum at an annual or special meeting of the shareholders. Under the current Bylaws of the Company, there is one class of directors.

     The proposed Amended and Restated Bylaws provide for the Company's board of directors to be divided into three classes. The term of office for the first class ("Class A") to expire at the annual meeting next ensuing, of the second class ("Class B") one year thereafter, and of the third class ("Class C") two years thereafter, and at each annual election held after such classification and election, directors shall be chosen for a full term of three (3) years, as the case maybe, to succeed those whose terms expire. As such, Class A directors will serve for an initial term of one (1) year and their successor will be elected at the next annual meeting for a term of three (3) years; Class B directors will serve for an initial term of two
     (2) years and their successor will be elected at the annual meeting follow the expiration of their term for a term of three (3) years; and Class C directors will serve for a full term of three (3) years and their successor will be elected at the expiration of their term for a term of three (3) years. Under the proposed amendment to the Bylaws, one-third of the board of directors will be elected each year at the annual meeting. Vacancies and newly created directorships may be filled by a majority of the remaining directors or by a majority of the shareholders, constituting a quorum at an annual or special meeting of the shareholders, and such director shall hold office until their successor is elected and qualified at the next annual meeting or until their earlier resignation or removal. At the next annual meeting, shareholders shall elect the Class A, Class B and Class C directors.

3. Change of Fiscal Year End. The current provisions of Company's Bylaws permit the Company's board of directors to fix the fiscal year end. The current fiscal year end of the Company is March 31. Under the proposed Amended and Restated Bylaws of the Company, the fiscal year end of the Company shall be changed to December 31, effective December 31, 2000.

     The affirmative vote by holders of a majority of the shares of common stock present and entitled to vote at the meeting is required to approve the proposed amendment and restatement of the Company's Bylaws. If the amendment is not approved by the shareholders, the Company's current Bylaws will continue in effect. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                 STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners

     As of March 30, 2000, there were 17,814,750 shares of the Company's common stock issued and outstanding. The following table sets forth, as of March 30, 2000, certain information with respect to the beneficial ownership of shares of the Company's common stock by (i) each person known to the Company who beneficially owns more than 5% of its common stock, (i) each director; (ii) each executive officer; (iii) all directors and executive officers as a group:

Title of Class                  Name and Address of               Amount and Nature of     Percentage of Class(1)
                                Beneficial Owner                  Beneficial Ownership
--------------                  -------------------               --------------------     ----------------------
5% Shareholders
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Dotcom Fund, S.A.
                                Box 571, Providenciales,               1,600,000                    8.98%
                                Turks & Caicos Islands
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Packard Financial Group
                                #11 Old Parham Rd, St.                 1,950,000                   10.95%
                                Charles Nevis, West Indies
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Doug McLeod(2)
                                688-6 Ishikawa, Kanagawa,                 83,750                    .005%
                                Japan
----------------------------------------------------------------------------------------------------------------------

Executive Officers and Directors
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Neil McElwee,
                                CEO, Director                                 --                       --
                                85 Keystone, Suite F
                                Reno, NV  89503
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           William Galine

                                Vice President, Director               3,197,700(3)                17.95%(3)
                                85 Keystone, Suite F
                                Reno, NV  89503
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Cheryl Schlader(3)
                                85 Keystone, Suite F                   3,324,600(4)                18.76%(4)
                                Reno, NV  89503
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Joseph Schlader(4)
                                President, Director                    3,324,600(5)                18.76%(5)
                                85 Keystone, Suite F
                                Reno, NV  89503
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Common Stock           Officers and Directors as              6,540,300                   36.71%
                                a Group
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Based on an aggregate of 17,814,750 shares outstanding as of March 30, 2000.

(2) Doug McLeod served as an officer and director of the Registrant from March 1999 to September 30, 1999.

(3) Includes 140,100 shares of common stock owned by Panagiota Galine, Mr. Galine's wife.

(4) Joseph Schlader and Cheryl Schlader are husband and wife. As such, each would be deemed to be the beneficial owner the other's shares. Includes 1,751,409 shares of common stock owned by Cheryl Schlader.

(5) Joseph Schlader and Cheryl Schlader are husband and wife. As such, each would be deemed to be the beneficial owner the other's shares. Includes 1,591,200 shares of common stock owned by Joseph Schlader.

            SHAREHOLDER PROPOSALS FOR SPECIAL MEETING PROXY STATEMENT

     To be considered for inclusion in the proxy materials relating to the Special meeting of shareholders, shareholder proposals must be at the Company's principal executive offices, 85 Keystone, Suite F, Reno, Nevada 89503, no later than April 20, 2000.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Neil McElwee
                              -------------------------------------------------
                              Neil McElwee
                              Chief Executive Officer and Chairman of the Board

April 13, 2000

                                    EXHIBIT A


                              PAWNBROKER.COM, INC.
                              AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN

     This 1999 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of common stock, $0.00001 par value (the "Common Stock"), of Pawnbroker.com, Inc., a Delaware corporation (the "Company"). Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options." Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") granted under this Plan are referred to collectively as "Options."

1.   PURPOSES.

     The purposes of this Plan are to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

2.   ADMINISTRATION.

     This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator."

     The Plan shall be administered by the Board or by the Committee which, for the purposes hereof, shall be composed of two (2) or more members of the Board who are "Non-Employee Directors" (as defined below), and, as applicable, outside directors. The term "outside director" shall have the meaning assigned to it under Section 162(m) of the Code (as amended from time to time) and the regulations (or any successor regulations) promulgated thereunder ("Section 162(m) of the Code"). The term "Non-Employee Director" shall have the meaning assigned to it under Rule 16b-3 (as amended from time to time) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule or regulatory requirement.

     Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (i) construe and interpret this Plan; (ii) define the terms used in the Plan; (iii) prescribe, amend and rescind the rules and regulations relating to this Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (v) grant Options under this Plan; (vi) determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option;
(vii) determine the time or times at which Options shall be granted under this Plan; (viii) determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (ix) determine all other terms and conditions of the Options; and (x) make all other determinations and interpretations necessary and advisable for the administration of the Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

     The Board or, if applicable, the Committee may delegate to one or more executive officers of the Company the authority to grant Options under this Plan to employees of the Company who, on the Date of Grant, are not subject to
Section 16 of the Exchange Act with respect to the Common Stock ("Non-Insiders"), and are not "covered employees" as such term is defined for purposes of Section 162(m) of the Code ("Non-Covered Employees"), and in connection therewith the authority to determine: (i) the number of shares of Common Stock subject to such Options; (ii) the duration of the Option; (iii) the vesting schedule for determining the times at which such Option shall become exercisable; and (iv) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer or officers pursuant to such delegation of authority shall not be less than the fair market value per share of the Common Stock on the Date of Grant. Unless expressly approved in advance by the Board or the Committee, such delegation of authority shall not include the authority to accelerate vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term "Plan Administrator" when used in any provision of this Plan other than Sections 2, 5(f), 5(m), and 11 shall be deemed to refer to the Board or the Committee, as the case may be, and an executive officer who has been authorized to grant Options pursuant thereto, insofar as such provisions may be applied to persons that are Non-Insiders and Non-Covered Employees and Options granted to such persons.

3.   ELIGIBILITY.

     Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Corporation (as defined below) ("Employees"). Non-Qualified Stock Options may be granted to Employees and to such other persons other than directors who are not Employees as the Plan Administrator shall select. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options. Any person to whom an Option is granted under this Plan is referred to as an "Optionee." Any person who is the owner of an Option is referred to as a "Holder."

     As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Company) that is a "Parent Corporation" of the Company or "Subsidiary Corporation" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.   STOCK.

     The Plan Administrator is authorized to grant Options to acquire up to a total of eight million (8,000,000) shares of the Company's authorized but unissued, or reacquired, Common Stock. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in
Section 5(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any canceled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

     (a)  Number of Shares and Type of Option.

          Each Agreement shall state the number of shares of Common Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options. The aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Corporation or a predecessor corporation) shall not exceed $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time. Any portion of an Option which exceeds the annual limit shall not be void but rather shall be a Non-Qualified Stock Option.

     (b)  Date of Grant.

          Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

     (c)  Option Price.

          Each Agreement shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Plan Administrator at whatever price the Plan Administrator may determine in the exercise of its sole discretion; provided that the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; provided further, that with respect to Incentive Stock Options granted to greater-than-ten percent (> 10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

     (d)  Duration of Options.

          At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant in the case of Incentive Stock Options; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent ( > 10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 shall expire ten (10) years from the Date of Grant.

     (e)  Vesting Schedule.

          No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

          Number of Years                        Percentage of Total
      Following Date of Grant                       Option Vested
-------------------------------------     ----------------------------------
             One                                        20%
             Two                                        40%
             Three                                      60%
             Four                                       80%
             Five                                      100%


          The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

     (f)  Acceleration of Vesting.

          The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

     (g)  Term of Option.

          Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5(d) above; (ii) the date of an Optionee's termination of employment or contractual relationship with the Company or any Related
Corporation for cause (as determined in the sole discretion of the Plan Administrator); (iii) the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or (iv) the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option. Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or county of the Optionee's domicile at the time of death and only until such Options terminate as provided above. For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death (within the meaning of Section 22(e)(3) of the Code). The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

          Unless accelerated in accordance with Section 5(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability. For purposes of this Plan, transfer of employment between or among the Company and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Company or any Related Corporation. For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

     (h)  Exercise of Options.

          Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than One Hundred (100) shares (as adjusted pursuant to Section 5(m) below) may be exercised; provided, that if the vested portion of any Option is less than One Hundred (100) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

          Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in
Section 5(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5(k) hereof.

     (i)  Payment upon Exercise of Option.

          Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

          (1) by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise;

          (2) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

          (3) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

          Notwithstanding the foregoing, without the prior written consent of the Plan Administrator, a Holder shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the exercise price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to any option for financial reporting purposes.

     (j)  Rights as a Shareholder.

          A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. No rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

     (k)  Transfer of Option.

          Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however, that any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

     (l)  Securities Regulation and Tax Withholding.

          (1) Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation,
Section 162(m) of the Code, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or automated inter-dealer quotation system of a registered national securities association upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

          As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws.

          (2) The Holder shall pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan
Administrator:

               (A) by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition;

               (B) by executing appropriate loan documents approved by the Plan Administrator by which the Holder borrows funds from the Company to pay any withholding taxes due under this Paragraph 2, with such repayment terms as the Plan Administrator shall select; or

               (C) by complying with any other payment mechanism approved by the Plan Administrator from time to time.

          Notwithstanding the foregoing, without the prior written consent of the Plan Administrator, a Holder shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the exercise price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to any option for financial reporting purposes.

          (3) The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in (2) above.

     (m)  Stock Dividend or Reorganization.

          (1) If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

          (2) In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

          (3) If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under
Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

          (4) The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

          (5) The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.   EFFECTIVE DATE; TERM.

     Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the "Effective Date") through the day immediately preceding the tenth anniversary of the Effective Date. Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion. Termination of this Plan shall not terminate any Option granted prior to such termination. Any Incentive Stock Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company in accordance with Section 422 of the Code shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. Any Option granted by the Plan Administrator to any Covered Employee prior to the approval of this Plan by the shareholders of the Company in accordance with such Code provision shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7.   NO OBLIGATIONS TO EXERCISE OPTION.

     The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.   NO RIGHT TO OPTIONS OR TO EMPLOYMENT.

     Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.   APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.  INDEMNIFICATION OF PLAN ADMINISTRATOR.

     In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.  AMENDMENT OF PLAN.

     The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however, no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder; further provided, that the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

Effective Date: ----------------------


PAWNBROKER.COM, INC.



----------------------------
Secretary

                                    EXHIBIT B

                              PAWNBROKER.COM, INC.
                           AMENDED AND RESTATED BYLAWS

                         Incorporated Under the Laws of
                              the State of Delaware

                                     BYLAWS

                                    ARTICLE I
                                     OFFICES

     The registered office of the Corporation in Delaware shall be at 1209 Orange Street in the City of Wilmington, County of New Castle, in the State of Delaware, and The Corporation Trust Company shall be the resident agent of this Corporation in charge thereof. The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                   ARTICLE II
                                  STOCKHOLDERS

     Section 1. Annual Meeting. The annual meeting of stockholders for the election of directors and the transaction of any other business shall be held on the third Thursday of May each year, or as soon after such date as may be practicable, in such city and state and at such time and place as may be designated by the Board of Directors, and set forth in the notice of such meeting. If said day be a legal holiday, said meeting shall be held on the next succeeding business day. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

     Section 2. Special Meetings. Special meetings of the stockholders for any purpose may be called at any time by the Board of Directors, by the Chief
Executive Officer or by the President, and shall be called by the Chief Executive Officer at the request of the holders of a majority of the outstanding shares of capital stock entitled to vote. Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Board of Directors and stated in the notice of such meeting. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

     Section 3. Notice of Meetings. Written notice of the date, time and place of any stockholder's meeting, whether annual or special, shall be given to each stockholder entitled to vote thereat, by personal delivery or by mailing the same to him at his address, as the same appears upon the records of the Corporation, at least ten (10) days but not more than sixty (60) days before the day of the meeting. Notice of a special meeting must also state the purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment. Such further notice, if any, shall be given as may be required by law.

     Section 4. Quorum. Any number of stockholders, together holding at least one-third of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.

     Section 5. Adjournment of Meetings. If less than a quorum shall attend at the time for which a meeting shall have been called, the meeting may adjourn from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

     Section 6. Voting List. The Secretary  shall prepare and make, at least ten
(10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held for said ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 7. Voting. Each stockholder entitled to vote at any meeting may vote either in person or by proxy, but no proxy shall be voted on or after three
(3) years from its date, unless said proxy provides for a longer period. Each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one vote for each share of stock registered in his name on the record of stockholders. At all meetings of stockholders all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

     Section 8. Record Date of Stockholders. The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, and not exceeding sixty (60) days preceding the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

     Section 9. Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 10. Conduct of Meetings. The Chief Executive Officer, or in his absence the President, shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.

                                   ARTICLE III
                                    DIRECTORS

     The business and affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors.

     Section 1. Number and Qualifications. The number of directors shall be not less than three and not more than twelve, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least a majority of all outstanding shares entitled to be voted in the election of directors, voting together as a single class. The directors need not be stockholders.

     Section 2. Staggered Election of Directors. The Board of Directors shall be divided into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the annual meeting of shareholders in 2000, at which the staggered board shall be elected, the first class of directors shall be elected for a year term expiring upon the next following annual meeting of shareholders and upon the election and qualification of their respective successors, the second class of directors shall be elected for a term expiring upon the second next annual meeting of shareholders and upon the election and qualification of their respective successors, and the third class of directors shall be elected for a term expiring upon the third next annual meeting of shareholders and upon the election and qualification of their respective successors. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting of shareholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class, unless otherwise required by law, but in no case shall a decrease in the number of directors for a class shorten the term of an incumbent director.

     Section 3. Removal and Resignation of Directors. Any director may be removed from the Board of Directors, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant.

     Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

     Section 4. Filling of Vacancies. Any vacancy among the directors, occurring from any cause whatsoever, may be filled by a majority of the remaining directors, though less than a quorum, provided, however, that the stockholders removing any director may at the same meeting fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. In case of any increase in the number of directors, the additional directors may be elected by the directors in office before such increase.

     Any person elected to fill a vacancy shall hold office, subject to the right of removal as herein before provided, until his successor is elected and qualified.

     Section 5. Regular Meetings. The Board of Directors shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.

     Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, by the Chief Executive Officer, or by the President.

     Section 7. Notice and Place of Meetings. Meetings of the Board of Directors may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two days before the day on which the meeting is to be held, or if sent to him at such place by telegraph or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.

     Section 8. Business Transacted at Meetings, etc. Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

     Section 9. Quorum. A majority of the Board of Directors at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board of Directors unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these Bylaws. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

     Section 10. Compensation. The directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

     Section 11. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

     Section 12. Meetings Through Use of Communications Equipment. Members of the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, have the power to participate in a meeting of the Board of Directors, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

                                   ARTICLE IV
                                   COMMITTEES

     Section 1. Executive Committee. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board, which Committee shall, during the intervals between meetings of the Board of Directors, have and exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board of Directors may from time to time specify, or as limited by the Delaware General Corporation Law, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

     Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of a majority of the whole Board of Directors.

     Any person ceasing to be a director shall ipso facto cease to be a member of the Executive Committee.

     Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of a majority of the whole Board of Directors.

     Section 2. Other Committees. Other committees, whose members shall include at least one (1) director, may be appointed by the Board of Directors or the Executive Committee, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors or the Executive Committee.

     Any member of such a committee may be removed at any time, with or without cause, by the Board of Directors or the Executive Committee. Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors or the Executive Committee.

     Section 3. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

     Section 4. Quorum. A majority of the members of a committee shall constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.

     Section 5. Record of Proceedings, etc. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

     Section 6. Organization, Meetings, Notices, etc. A committee may hold its meetings at the principal office of the Corporation, or at any other place which a majority of the committee may at any time agree upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at his residence or usual place of business at least two days before the day on which the meeting is to be held, or if sent to him at such place by telegraph or cable, or delivered personally or by telephone not later than 24 hours before the time at which the meeting is to be held.

     Section 7. Compensation. The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors.

                                    ARTICLE V
                                    OFFICERS

     Section 1. Number. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. The Board of Directors in its sole discretion may also elect a Chairman of the Board of Directors.

     Section 2. Election, Term of office and Qualifications. The officers, except as provided in Section 3 of this Article V, shall be chosen annually by the Board of Directors. Each such officer shall, except as herein otherwise provided, hold office until his successor shall have been elected and qualified or until his earlier resignation or removal. The Chairman of the Board of Directors, if any, and the Chief Executive Officer shall be directors of the Corporation, and should any one of them cease to be a director, he shall ipso facto cease to be such officer, except as otherwise provided by a majority of the Board of Directors. Except as otherwise provided by law, any number of offices may be held by the same person.

     Section 3. Other Officers. Other officers, including a Chief Financial Officer, one or more Vice-Presidents or one or more Assistant Secretaries, Treasurers or Assistant Treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or the officer or committee appointing them.

     Section 4. Removal of Officers. Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board of Directors.

     Section 5. Resignation. Any officer of the Corporation may resign at any time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chief Executive Officer, President or Secretary. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

     Section 6. Filling of Vacancies. A vacancy in any office shall be filled by the Board of Directors or by the authority appointing the predecessor in such office.

     Section 7. Compensation. The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

     Section 8. Chairman of the Board of Directors. The Chairman of the Board of Directors shall be a director and shall preside at all meetings of the Board of Directors at which he shall be present, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

     Section 9. The Chief Executive Officer. The Chief Executive Officer of the Corporation shall, subject to the direction and control of the Board of Directors, have general control and management of the business affairs and policies of the Corporation. The Chief Executive Officer shall be generally responsible for the proper conduct of the business of the Corporation. The Chief Executive Officer shall act as liaison from and as spokesman for the Board of Directors. The Chief Executive Officer shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. Except where the signature of the President is required by law, the Chief Executive Officer shall posses the same power as the President to sign all certificates, contracts or other instruments of the Corporation. During the absence or disability of the President, the Chief Executive Officer shall exercise all the powers and discharge all the duties of the President. The Chief Executive Officer shall preside at all meetings of the stockholders at which he or she is present and, in the absence of the Chief Executive Officer, President shall preside at such meetings. The Chief Executive Officer shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon the Chief Executive Officer by the Board of Directors.

     Section 10. The President. The President of the Corporation shall be the principal administrative officer of the Corporation. During absence or disability of the Chief Executive Officer, the President shall exercise all the powers and discharge all the duties of the Chief Executive Officer; except as otherwise provided by the Board of Directors. The President shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chief Executive Officer, the President shall preside at all meetings of the shareholders and of the Board of Directors. The President shall perform all such other duties as are incident to the office of President or are properly required by the Board of Directors.

     Section 11. Vice Presidents. During the absence or disability of the President, the Senior Vice Presidents, if any, and the Vice Presidents, if any, in the order designated by the Board of Directors, shall exercise all the functions of the President. Each Vice President shall have such powers and discharge such duties as may be assigned from time to time by the Board of Directors.

     Section 12. The Secretary. The Secretary shall issue notices for all meetings, except for notices for special meetings of the shareholders and special meetings of the directors which are called by the requisite percentage of shareholders or number of directors, shall keep minutes of all meetings, shall have charge of the seal and the Corporation's books and shall make such reports and perform such other duties as are incident to the office of Secretary, or are properly required of him or her by the Board of Directors.

     Section 13. The Chief Financial Officer - Treasurer. The Treasurer, who may also hold the title "Chief Financial Officer," shall have the custody of all moneys and securities of the Corporation and shall keep regular books of account. The Treasurer shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers or receipts for such disbursements, and shall render to the Board of Directors from time to time as may be required an account of all transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties incident to his or her office or that are properly required of him or her by the Board of Directors.

                                   ARTICLE VI
                                  CAPITAL STOCK

     Section 1. Issue of Certificates of Stock. Certificates of capital stock shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors, the Chief Executive Officer or the President, and the Secretary or any Assistant Secretary and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon, provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, Chief Executive Officer, President, Secretary or Assistant Secretary, may be facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon have not ceased to be such officer or officers of the Corporation.

     Section 2. Registration and Transfer of Shares. The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer.

     The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

     Section 3. Lost, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

                                   ARTICLE VII
                            DIVIDENDS, SURPLUS, ETC.

     Section 1. General Discretion of Directors. The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS.

     Section 1. Fiscal Year. Effective January 1, 2001, the fiscal year of the Corporation shall commence on the first day of January and end on the last day of December in each year.

     Section 2. Corporate Seal. The corporate seal shall be in such form as approved by the Board of Directors and may be altered at their pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 3. Notices. Except as otherwise expressly provided, any notice required by these Bylaws to be given shall be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by telegraphing or cabling the same to such person at such addresses; and such notice shall be deemed to be given at the time it is mailed, telegraphed or cabled.

     Section 4. Waiver of Notice. Any stockholder or director may at any time, by writing or by telegraph or by cable, waive any notice required to be given under these Bylaws, and if any stockholder or director shall be present at any meeting for any purpose other than objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, his presence shall constitute a waiver of such notice.

     Section 5. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.

     Section 6. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors or the President may authorize for that purpose.

     Section 7. Voting Stock of Other Corporations. Except as otherwise ordered by the Board of Directors or the Executive Committee, the President or the Treasurer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the President or the Treasurer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or the Executive Committee may from time to time confer like powers upon any other person or persons.

     Section 8. Indemnification of Officers and Directors. The Corporation shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

                                   ARTICLE IX
                                   AMENDMENTS

     The Board of Directors shall have the power to make, rescind, alter, amend and repeal these Bylaws, provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any Bylaws made by the Board of Directors, and to enact Bylaws which if so expressed shall not be rescinded, altered, amended or repealed by the Board of Directors. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.

     Adopted by the Board of Directors on this ____ day of _____, 20__.





                                         --------------------------------------


                                         ---------------------------, Secretary

PROXY

                 For the Special Meeting of the Stockholders of
                              PAWNBROKER.COM, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS.

     The undersigned hereby appoints Neil McElwee and Joseph Schlader, and each of them, with full power of substitution, as proxies to vote the shares, which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on Wednesday, May 3, 2000 and at any adjournment thereof.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                             FOLD HERE

                                     FOR      AGAINST     ABSTAIN                                      FOR      AGAINST     ABSTAIN

1. APPROVE TO THE COMPANY'S          [ ]        [ ]        [ ]      3. APPROVE AMENDMENT AND           [ ]        [ ]        [ ]
   CERTIFICATE OF INCORPORATION                                        RESTATEMENT OF THE COMPANY'S
   TO AUTHORIZE 150,000,000                                            BYLAWS TO, AMONG OTHER
   SHARES OF CAPITAL STOCK,                                            THINGS, CHANGE THE QUORUM
   CONSISTING OF 100,000,000                                           REQUIREMENT FOR SHAREHOLDER
   SHARES OF COMMON STOCK AND                                          MEETINGS TO ONE-THIRD, TO
   50,000,000 SHARES PREFERRED                                         CREATE A STAGGERED BOARD OF
   STOCK                                                               DIRECTORS CONSISTING OF THREE
                                                                       CLASSES AND TO CHANGE THE
                                                                       FISCAL YEAR END TO DECEMBER 31,
                                                                       EFFECTIVE DECEMBER 31, 2000.

2. APPROVE AMENDMENT TO AMENDMENT
   TO THE COMPANY'S 1999 STOCK
   OPTION PLAN TO INCREASE THE
   NUMBER OF SHARES AUTHORIZED
   UNDER THE PLAN TO 8,000,000
   SHARES

                                                                        I PLAN TO ATTEND
                                                                        THE MEETING.                   [ ]

                                                                        This proxy, when properly signed will be
                                                                        voted in the manner directed herein by the
                                                                        undersigned stockholder. IF NO DIRECTION
                                                                        IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                        THE ELECTION OF THE NOMINEES NAMED IN
                                                                        PROPOSAL 1 AND FOR PROPOSALS 2 and 3.

                                                                        IMPORTANT -- PLEASE SIGN AND RETURN
                                                                        THIS PROXY PROMPTLY. When shares are
                                                                        held by joint tenants, both should
                                                                        sign.  When signing as attorney,
                                                                        executor, administrator, trustee or
                                                                        guardian, please give full title as
                                                                        such. If a corporation, please sign
                                                                        in full corporate name by President
                                                                        or other authorized officer. If a
                                                                        partnership, please sign in partnership
                                                                        name by an authorized person.

Signature(s)                                    Dated
                ------------------------------           ----------------------
Signature(s)                                    Dated
                ------------------------------           ----------------------
Printed name(s)
                ------------------------------

     Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.
--------------------------------------------------------------------------------